UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005 (January 21, 2005)

TRAFFIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27046	22-3322277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Blue Hill Plaza, Pearl River, New York		10965
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 620-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is an amendment to the registrant’s Current Report on Form 8-K filed on January 28, 2005 (relating to the registrant’s acquisition of the assets, other than cash and receivables, and certain of the liabilities, of Hot Rocket, a privately-held on-line media and marketing agency), to file the financial statements and pro forma financial information omitted from the initial filing of the Current Report, in accordance with Item 9.01 thereof.

Item 2.01               Completion of Acquisition or Disposition of Assets.

For a description of the registrant’s asset acquisition of Hot Rocket, refer to Item 2.01 of the registrant’s Current Report on Form 8-K, filed on January 28, 2005, and Item 9B of the registrant’s Annual Report on Form 10-K, filed on February 28, 2005, which Items 2.01 and 9B are incorporated in their entirety herein by reference.

Item 9.01               Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

The following financial statements are filed with this Report as Exhibit 99.2 hereto:

Hot Rocket Marketing, Inc. and Clockwork Advertising, Inc. - Historical Financial Information - Audited

(i)                                     Report of Independent Registered Public Accounting Firm

(ii)                                  Balance Sheets as of December 31, 2003 and December 31, 2002

(iii)                               Statements of Income for the years ended December 31, 2003 and 2002

(iv)                              Statements of Stockholders’ Equity for the years ended December 31, 2003 and 2002

(v)                                 Statements of Cash Flows for the years ended December 31, 2003 and 2002

(vi)                              Notes to the Financial Statements

The following financial statements are filed with this Report as Exhibit 99.3 hereto:

Hot Rocket Marketing, Inc. and Clockwork Advertising, Inc. - Historical Financial Information - Unaudited

(i)                                     Balance Sheets as of September 30, 2004 and 2003

(ii)                                  Statements of Income for the nine month periods ended September 30, 2004 and 2003

(iii)                             Statement of Stockholders’ Equity for the nine month periods ended September 30, 2004 and 2003

(iv)                              Statement of Cash Flows for the nine month periods ended September 30, 2004 and 2003

(iv)                              Notes to the Financial Statements

(b)         Pro Forma Financial Information

The following pro forma financial information is filed with this Report as Exhibit 99.4 hereto:

(i)                                   Unaudited Pro Forma Condensed Consolidated Financial Statements Basis of Presentation

(ii)                                Unaudited Pro Forma Condensed Consolidated Balance Sheet as of August 31, 2004

(iii)                             Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended August 31, 2004

(iv)                            Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended November 30, 2003

(v)                               Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)          Exhibits

Exhibit No.	Document

10.1	Asset Acquisition Agreement dated as of January 21, 2005 among Traffix, Inc., Hot Rocket Acquisition Corp., Hot Rocket Marketing Inc. and Mark Colacioppo(1)
10.2	Registration Rights Agreement dated as of January 21, 2005 between Traffix, Inc., Hot Rocket Marketing Inc. and Mark Colacioppo(1)
23.1*	Consent of Raich Ende Malter & Co. LLP
99.1	Press Release dated January 27, 2005(1)
99.2*	Hot Rocket Marketing, Inc. and Clockwork Advertising, Inc. Audited Historical Financial Information
99.3*	Hot Rocket Marketing, Inc. and Clockwork Advertising, Inc. Unaudited Historical Financial Information
99.4*	Traffix, Inc. Pro Forma Financial Information

*	Filed herewith
(1)	Filed as an exhibit to the registrant’s January 28, 2005 Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAFFIX, INC.

Date: April 7, 2005	By:	/s/ Daniel Harvey
	Name:	Daniel Harvey
	Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Document

10.1	Asset Acquisition Agreement dated as of January 21, 2005 among Traffix, Inc., Hot Rocket Acquisition Corp., Hot Rocket Marketing Inc. and Mark Colacioppo(1)
10.2	Registration Rights Agreement dated as of January 21, 2005 between Traffix, Inc., Hot Rocket Marketing Inc. and Mark Colacioppo(1)
23.1*	Consent of Raich Ende Malter & Co. LLP
99.1	Press Release dated January 27, 2005(1)
99.2*	Hot Rocket Marketing, Inc. and Clockwork Advertising, Inc. Audited Historical Financial Information
99.3*	Hot Rocket Marketing, Inc. and Clockwork Advertising, Inc. Unaudited Historical Financial Information
99.4*	Traffix, Inc. Pro Forma Financial Information

*	Filed herewith
(1)	Filed as an exhibit to the registrant’s January 28, 2005 Current Report on Form 8-K